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                                                                   EXHIBIT 10.34


                       FIRST INDUSTRIAL REALTY TRUST, INC.

                            2001 STOCK INCENTIVE PLAN



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                                                 TABLE OF CONTENTS
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
SECTION 1.           General Purpose of the Plan; Definitions.....................................................1
SECTION 2.           Administration of Plan; Committee Authority to Select Participants and
                     Determine Awards.............................................................................2
SECTION 3.           Shares Issuable under the Plan; Mergers; Substitution........................................4
SECTION 4.           Eligibility..................................................................................4
SECTION 5.           Stock Options................................................................................5
SECTION 6.           Restricted Stock Awards......................................................................8
SECTION 7.           Performance Share Awards.....................................................................9
SECTION 8.           Stock Appreciation Rights....................................................................9
SECTION 9.           Dividend Equivalents........................................................................10
SECTION 10.          Performance Awards..........................................................................10
SECTION 11.          Tax Withholding.............................................................................11
SECTION 12.          Transfer, Leave of Absence, Etc.............................................................12
SECTION 13.          Amendments and Termination..................................................................12
SECTION 14.          Status of Plan..............................................................................12
SECTION 15.          Change of Control Provisions................................................................12
SECTION 16.          General Provisions..........................................................................14
SECTION 17.          Effective Date of Plan......................................................................14
SECTION 18.          Governing Law...............................................................................15



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                       FIRST INDUSTRIAL REALTY TRUST, INC.
                            2001 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions.

         The name of the plan is the First Industrial Realty Trust, Inc. 2001 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Directors of First Industrial Realty Trust, Inc. (the "Company") and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards and Dividend Equivalents.

         "Board" means the Board of Directors of the Company.

         "Cause" means the participant's dismissal as a result of (i) any material breach by the participant of any agreement to which the participant and the Company or an Affiliate are parties, (ii) any act (other than retirement) or omission to act by the participant, including without limitation, the commission of any crime (other than ordinary traffic violations), which may have a material and adverse effect on the business of the Company or any Affiliate or on the participant's ability to perform services for the Company or any Affiliate, or
(iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Affiliate.

         "Change of Control" is defined in Section 15.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" means any Committee of the Board referred to in Section 2.

         "Director" means a member of the Board.


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         "Disability" means disability as set forth in Section 22(e)(3) of the
Code.

          "Dividend Equivalent" means a right, granted under Section 9, to receive cash, Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Stock or the excess of dividends paid over a specified rate of return. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

         "Effective Date" means the date on which the Plan is approved by the stockholders of the Company as set forth in Section 17.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

         "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange which is the principal trading market for the Stock.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Parent" means a "parent corporation" as defined in Section 424(e) of the Code.

         "Performance Share Award" means Awards granted pursuant to Section 7.

         "Restricted Stock Award" means Awards granted pursuant to Section 6.

         "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustment pursuant to Section 3.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations, beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration of Plan; Committee Authority to Select Participants
           and Determine Awards.

         (a) Committee. The Plan shall be administered by a committee of not less than two Directors, as appointed by the Board from time to time (the "Committee"). Unless otherwise






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determined by the Board, each member of the Committee shall qualify as a
"non-employee director" under Rule 16b-3 issued pursuant to the Act and an "outside director" under Section 162(m) of the Code.

         (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the officers, employees and Directors of the Company and Affiliates to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Dividend Equivalents, or any combination of the foregoing, granted to any officer, employee or Director;

                  (iii) to determine the number of shares to be covered by any Award granted to an officer, employee or Director;

                  (iv) to determine the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award granted to an officer, employee or Director, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Award granted to a participant;

                  (vi) subject to the provisions of Section 5(ii), to extend the period in which Stock Options granted may be exercised;

                  (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award granted to a participant shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments) granted to a participant; and to decide all disputes arising in connection with and make all determinations it deems advisable for the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.



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SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

         (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,300,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Subject to adjustment as provided in Section 3(b) below, (i) with respect to Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards, the maximum number of shares of Stock, in the aggregate, subject to such awards granted under the Plan shall be 345,000 shares, (ii) the maximum number of shares of Stock with respect to which Stock Options and Stock Appreciation Rights may be granted during a calendar year to any participant under the Plan shall be 500,000 shares and (iii) with respect to Performance Share Awards and Restricted Stock Awards, the maximum number of shares of Stock subject to such awards granted during a calendar year to any Participant under the Plan shall be 100,000 shares.

         (b) Stock Dividends, Mergers, etc. In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, separation (including a spin-off), dividend on shares of Stock payable in capital stock, or other similar change in capitalization of the Company or a merger or consolidation of the Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of Awards, including Awards then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and in the number of shares of Stock with respect to which Awards may be granted (in the aggregate and to individual participants) as the Committee deems equitable with a view toward maintaining the proportionate interest of the participant and preserving the value of the Awards.

         (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. Eligibility.

         Participants in the Plan will be Directors and such full or part-time officers and other employees of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates and who are selected from time to time by the Committee, in its sole discretion. Notwithstanding any provision of this Plan to the contrary, an Award may be granted to a person, in connection with his or her hiring as an employee, prior to the date the employee first performed services for the Company or an Affiliate, provided that any such Award shall not become exercisable or vested prior to the date the employee first performs such services as an employee.



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SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date. Incentive Stock Options may only be granted to employees of the Company, a Parent of the Company or a Subsidiary.

         The Committee in its discretion may grant Stock Options to Directors or to employees of the Company or any Affiliate. Stock Options granted to Directors and employees pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (i) Exercise Price. The per share exercise price of a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant. The per share exercise price of an Incentive Stock Option shall not be less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
         Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                  (iii) Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:



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                           (A) In cash, by certified or bank check or other
                  instrument acceptable to the Committee or by wire transfer to an account designated by the Company;

                           (B) In the form of shares of Stock that are not then
                  subject to restrictions under any Company plan, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                           (C) By the optionee delivering to the Company a
                  properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

                  The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of the Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

                  (v) Non-transferability of Options. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Non-Qualified Stock Options granted under this Plan may be assigned or otherwise transferred by the participant only in the following circumstances: (i) by will or the laws of descent and distribution;
         (ii) by the participant to members of his or her "immediate family," to a trust established for the exclusive benefit of solely one or more members of the participant's "immediate family" and/or the participant, or to a partnership, limited liability company or corporation pursuant to which the only partners, members or shareholders, as the case may be, are one or more members of the participant's "immediate family" and/or the participant; or (iii) pursuant to a certified domestic relations order. Any Non-Qualified Stock Option held by a transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

                  (vi) Termination by Death. If any optionee's service with the Company and its Affiliates terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer period as the Committee shall specify







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         at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                  (vii)     Termination by Reason of Disability.

                           (A) Any Stock Option held by an optionee whose
                  service with the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier.

                           (B) The Committee shall have sole authority and
                  discretion to determine whether a participant's service has been terminated by reason of Disability.

                           (C) Except as otherwise provided by the Committee at
                  the time of grant or otherwise, the death of an optionee during a period provided in this Section 5(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (viii) Termination for Cause. If any optionee's service with the Company and its Affiliates has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

                  (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's service with the Company and its Affiliates terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

                  (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.



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                  (xi) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6. Restricted Stock Awards.

         (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to Directors and employees of the Company or any Affiliate. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing service and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to a Director or employee by the Committee in lieu of any compensation due to such Director or employee.

         (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

         (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

         (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein.

         (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

         (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.



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SECTION 7. Performance Share Awards.

         (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to Directors and employees of the Company or any Affiliate, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Share Awards under the Plan.

         (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

         (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

         (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of service, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of service with the Company and its Affiliates for any reason (including, without limitation, death, Disability and for Cause).

         (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of service with the Company and its Affiliates, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award; provided, however, that in no event shall any provision of the Plan be construed as granting to the Committee any discretion to increase the amount of compensation payable under any Performance Share Award intended to qualify as a Performance Award under Section 10 below to the extent such an increase would cause the amounts payable pursuant to the Performance Share Award to be nondeductible in whole or in part pursuant to Section 162(m) of the Code and the regulations thereunder, and the Committee shall have no such discretion notwithstanding any provision of the Plan to the contrary.

SECTION 8. Stock Appreciation Rights.

         (a) Notice of Stock Appreciation Rights. A Stock Appreciation Right ("SAR") is a right entitling the participant to receive cash or Stock having a fair market value equal to the appreciation in the Fair Market Value of a stated number of shares from the date of grant, or in








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the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of the related Option to the date of exercise. SARs may be granted to Directors and employees of the Company or any Affiliate.

         (b) Terms of Awards. SARs may be granted in tandem with or with reference to a related Option, in which event the participant may elect to exercise either the Option or the SAR, but not both, as to the same share subject to the Option and the SAR, or the SAR may be granted independently. In the event of an Award with a related Option, the SAR shall be subject to the terms and conditions of the related Option. In the event of an independent Award, the SAR shall be subject to the terms and conditions determined by the Committee.

         (c) Restrictions on Transfer. SARs shall not be transferred, assigned or encumbered, except that SARs may be exercised by the executor, administrator or personal representative of the deceased participant within six months of the death of the participant (or such longer period as the Committee shall specify at any time) and transferred pursuant to a certified domestic relations order.

         (d) Payment Upon Exercise. Upon exercise of an SAR, the participant shall be paid the excess of the then Fair Market Value of the number of shares to which the SAR relates over the Fair Market Value of such number of shares at the date of grant of the SAR, or of the related Option, as the case may be. Such excess shall be paid in cash or in Stock having a Fair Market Value equal to such excess or in such combination thereof as the Committee shall determine.

SECTION 9. Dividend Equivalents.

         The Committee is authorized to grant Dividend Equivalents to Directors and employees of the Company or any Affiliate. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

SECTION 10. Performance Awards.

         If the Committee determines that a Performance Share Award or a Restricted Stock Award to be granted to a participant should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, vesting and/or settlement of such award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.

         (a) Performance Goals Generally. The performance goals for such awards ("Performance Awards") shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 10. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto). The Committee may determine that such Performance Awards shall be granted, vested and/or settled upon achievement of any one








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performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

         (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings, including FFO; (2) revenues; (3) cash flow; (4) cash flow return on investment;
(5) return on assets; (6) return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) operating margin; (11) net income; (12) pretax earnings; (13) pretax earnings before interest, depreciation and amortization; (14) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (15) operating earnings; (16) total stockholder return; and (17) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index.

         (c) Performance Period; Timing for Established Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under
Section 162(m) of the Code.

         (d) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a participant in respect of a Performance Award subject to this Section 10. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of a termination of employment of the participant prior to the end of a performance period or settlement of Performance Awards.

         (e) Written Determination. All determinations by the Committee as to the establishment of performance goals or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under this Section 10 shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code.

SECTION 11. Tax Withholding.

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such








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

income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Shares. A participant may elect, subject to such rules and limitations as may be established by the Committee from time to time, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due (based on the minimum statutory rates), or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due (based on the minimum statutory rates).

SECTION 12. Transfer, Leave of Absence, Etc.

         For purposes of the Plan, the following events shall not be deemed a termination of service:

         (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; and

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13. Amendments and Termination.

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award, but no such action shall adversely affect rights under any outstanding Award without the holder's consent and, except as set forth in Section 3(b) above, no amendment to any outstanding Award shall reduce the exercise price of the Award.

SECTION 14. Status of Plan.

         With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15. Change of Control Provisions.

         Upon the occurrence of a Change of Control as defined in this Section
15:




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         (a) Each Stock Option and each Stock Appreciation Right shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

         (b) Restrictions and conditions on Awards of Restricted Stock, Performance Shares and Dividend Equivalents shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the maximum amount of Stock subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

         (c) Unless otherwise expressly provided at the time of grant, participants who hold Options shall have the right, in lieu of exercising the Option, to elect to surrender all or part of such Option to the Company and to receive cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of a share of Stock on the date such right is exercised and (y) the highest price paid for Stock or, in the case of securities convertible into Stock or carrying a right to acquire Stock, the highest effective price (based on the prices paid for such securities) at which such securities are convertible into Stock or at which Stock may be acquired, by any person or group whose acquisition of voting securities has resulted in a Change of Control of the Company over (ii) the exercise price per share under the Option, multiplied by the number of shares of Stock with respect to which such right is exercised.

         (d) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Common Stock of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

                  (ii) persons who, as of the effective date of this Plan, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the effective date of this Plan whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or




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


                  (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person to 40% or more of the shares of Common Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 16. General Provisions.

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.



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


SECTION 17. Effective Date of Plan.

         The Plan shall become effective upon approval by the stockholders of the Company.

SECTION 18. Governing Law.

         THIS PLAN SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT SUCH LAW IS PREEMPTED BY FEDERAL LAW.



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